INCOME TAXES	6 Months Ended	12 Months Ended
	Jun. 30, 2018	Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
4.	Income Taxes

As of June 30, 2018, there have been no material changes to our uncertain tax positions disclosures as provided in Note 9 of the Annual Report. The tax returns for all years in the Company’s major tax jurisdictions are not settled as of January 1, 2018; no changes in settled tax years have occurred through June 30, 2018. Due to the existence of tax attribute carryforwards (which are currently offset by a full valuation allowance), the Company treats all years’ tax positions as unsettled due to the taxing authorities’ ability to modify these attributes.

9.	INCOME TAXES

The Company’s provision for income taxes consists of the following for the years ended December 31, 2017 and 2016:

	2017	2016

Current income tax provision (benefit)
Federal	$-	$-
State	-	-
Foreign	98,605	-
Total	98,605	-

Deferred income tax provision (benefit)
Federal	4,816,966	(443,227)
State	771,423	(70,990)
Foreign	-	-
Total	5,588,389	(514,217)

Change in valuation allowance	(5,588,389)	514,217

Total provision (benefit) for income taxes	$98,605	$-

The Company’s foreign income tax provision relates to its activities in the Republic of South Korean and specifically to South Korean income taxes paid by the Company upon the receipt of certain commercial and development milestone payments made by G-TreeBNT Co., Ltd. pursuant to its amended and restated license agreement for RGN 137. The income taxes paid to the Republic of South Korea can be used as a credit against future U.S. federal income taxes; however, the Company has fully reserved the deferred tax asset related to the tax credit with a valuation allowance since it is not be “more likely than not” that the Company will generate taxable income within the carryforward period of the credit. The tax credit will expire if not used in 2027.

Significant components of the Company’s deferred tax assets at December 31, 2017 and 2016 and related valuation allowances are presented below:

	Year ended December 31,
	2017	2016
Deferred tax assets:
Net operating loss carryforwards	$13,045,000	$18,229,000
Research and experimentation tax credit carryforward	2,268,000	2,263,000
Foreign tax credit carryforward	99,000	-
Charitable contribution carryforward	4,000	2,000
Accrued expenses and deferred revenue	439,000	643,000
Depreciation and amortization	(1,000)	-
Share-based compensation	840,000	1,145,000
	16,694,000	22,282,000

Less: valuation allowance	(16,694,000)	(22,282,000)

Net deferred tax assets	$-	$-

At December 31, 2017, we had net operating loss carryforwards for income tax purposes of approximately $47 million, which are available to offset future federal and state taxable income, if any, and, research and experimental tax credit carryforwards of approximately $2.3 million. The carryforwards, if not utilized, will expire in increments through 2037.

Section 382 of the Internal Revenue Code imposes substantial restrictions on the utilization of net operating losses and tax credits in the event of a corporation’s ownership change. During 2009, the Company completed a preliminary study to compute any limits on the net operating losses and credit carryforwards for purposes of Section 382. It was determined that the Company experienced a cumulative change in ownership, as defined by the regulations, in 2002. This change in ownership triggers an annual limitation on the Company’s ability to utilize certain U.S. federal and state net operating loss carryforwards and research tax credit carryforwards, resulting in the potential loss of approximately $9.8 million of net operating loss carryforwards and $0.2 million in research credit carryforwards. The Company has reduced the deferred tax assets associated with these carryforwards in its balance sheets. The Company believes that the future use of net operating losses and tax credits presented above may be further reduced as a result of additional ownership changes subsequent to 2009.

The provision for income taxes on earnings subject to income taxes differs from the statutory federal rate for the years ended December 31, 2017 and 2016, due to the following:

	2017	2016
Federal tax benefit, at statutory rate	34.00%	34.00%
State taxes, net of federal benefit	5.45%	5.45%
Foreign taxes	25.61%	0.00%
Change in fair value of derivative liabilities	-204.92%	-320.60%
Share-based compensation	13.56%	34.57%
Other permanent differences and other	16.60%	24.01%
Research and experimental tax credits	-0.57%	-1.88%
Foreign tax credits	-25.61%	0.00%
Change in federal tax rate due to Tax Cuts and Jobs Act	1612.67%	0.00%
Change in valuation allowance	-1451.18%	224.45%

	25.61%	0.00%

The most significant impact on our effective tax rate in 2017 was the revaluation of our deferred tax assets and liabilities at the lower 21% U.S. corporate tax rate, as proscribed by the Tax Cuts and Jobs Act, which was enacted on December 22, 2017 and will lower the U.S. corporate tax rate from 35% to 21% beginning in 2018. We measure our deferred tax assets and liabilities using the tax rates that we believe will apply in the years in which the temporary differences are expected to be recovered or paid. As a result, we remeasured our deferred tax assets and deferred tax liabilities to reflect the reduction in the enacted U.S. corporate income tax rate.

As discussed in Note 2, we recognize the effect of income tax positions only if those positions more likely than not of being sustained. At December 31, 2017 and 2016, we had no gross unrecognized tax benefits. We do not expect any significant changes in unrecognized tax benefits over the next 12 months. In addition, we did not recognize any interest or penalties related to uncertain tax positions at December 31, 2017 and 2016.

The 2007 through 2017 tax years generally remain subject to examination by federal and most state tax authorities. In addition, we would remain open to examination for earlier years if we were to utilize net operating losses or tax credit carryforwards that originated prior to 2012.